UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2012

GIGA-TRONICS INCORPORATED
(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4650 Norris Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

(925) 328-4650
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On January 17, 2012, Giga-tronics Incorporated (the “Corporation”) announced that Malcolm Levy, Executive Vice President of Sales, advised the Corporation of his intention to resign his position in order to pursue another opportunity with a private company.  His resignation will take effect as of January 27, 2012.  The Corporation is commencing a search for a replacement for Mr. Levy.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 99.1	Press Release dated January 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED
Date: January 17, 2012
By: /s/ Patrick J. Lawlor
Patrick J. Lawlor
VP Finance, Chief Financial Officer and Secretary